Exhibit 99.1

SUBSCRIPTION RIGHTS CERTIFICATE #:___________	NUMBER OF RIGHTS: ________

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S (I) PROSPECTUS SUPPLEMENT DATED NOVEMBER 12, 2021 FOR U.S. HOLDERS OF COMMON SHARES OF THE COMPANY AND (II) RIGHTS OFFERING NOTICE AND RIGHTS OFFERING CIRCULAR DATED NOVEMBER 12, 2021 FOR CANADIAN HOLDERS OF COMMON SHARES OF THE COMPANY (IN EACH CASE, AS THE SAME MAY BE AMENDED, THE “RIGHTS OFFERING DOCUMENT(S),” AS APPLICABLE) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE RIGHTS OFFERING DOCUMENTS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., THE INFORMATION AGENT.

CUSIP: 75381M136
ISIN: CA75381M1361

RARE ELEMENT RESOURCES LTD. (THE “COMPANY”)

(Incorporated under the laws of the Province of British Columbia, Canada)
NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing non-transferable subscription rights, each to Purchase Common Shares of Rare Element Resources Ltd.

Subscription Price: $0.24 per share

THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 8, 2021, SUBJECT TO EXTENSION OR EARLIER TERMINATION.

THIS CERTIFIES THAT

the registered owner whose name is inscribed hereon and is the owner of the number of subscription rights (“Rights”) set forth above. Each Right entitles the holder thereof to subscribe for and purchase (the “Basic Subscription Privilege”) one common share, without par value, (“Common Share”), of Rare Element Resources Ltd., a company incorporated under the laws of the Province of British Columbia, Canada, at a subscription price of $0.24 per share (the “Subscription Price”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Rights Offering Documents. Holders who fully exercise their Basic Subscription Privileges are entitled to subscribe for additional Common Shares that remain unsubscribed for as a result of any unexercised Basic Subscription Privileges pursuant to the terms and conditions of the Rights Offering, distributed proportionately among shareholders who exercised their oversubscription privileges, as described in the Rights Offering Documents (the “Oversubscription Privilege”). The Rights represented by this Subscription Rights Certificate may be exercised by completing the appropriate forms on the reverse side hereof and by returning the full payment of the Subscription Price for each Common Share. If the subscriber attempts to exercise its Oversubscription Privilege and the Company is unable to issue the subscriber the full amount of Common Shares requested, the subscription agent will return to the subscriber any excess funds submitted as soon as practicable, without interest or deduction.

This Subscription Rights Certificate is not valid unless countersigned by Broadridge Corporate Issuer Solutions, Inc., the subscription agent.

WITNESS the seal of Rare Element Resources Ltd. and the signatures of its duly authorized officers. COUNTERSIGNED AND REGISTERED:

/s/ Randall J. Scott	/s/ Adria Hutchison
Randall J. Scott, President, Chief Executive Officer and Director	Adria Hutchison, Principal Financial Officer

By:	/s/ Michael Guidice
Michael Guidice, Director
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.

FORM ELECTION TO PURCHASE

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY.

The registered holder of this Subscription Rights Certificate is entitled to exercise the number of Rights shown in the upper right hand corner of the Subscription Rights Certificate and may subscribe for additional Common Shares upon the terms and conditions specified in the Rights Offering Documents. The undersigned hereby notifies the subscription agent, Broadridge Corporate Issuer Solutions, Inc., of its irrevocable election to subscribe for Common Shares in the following amounts: To subscribe for Common Shares pursuant to your Basic Subscription Privilege, please complete lines (a) and (c) below. To subscribe for shares pursuant to your Oversubscription Privilege, please also complete line (b).

(a)	EXERCISE OF BASIC SUBSCRIPTION PRIVILEGE

	NUMBER OF COMMON SHARES		SUBSCRIPTION PRICE		PAYMENT

Basic Subscription Privilege		x	$ 0.24	=	$

(b)	EXERCISE OF OVERSUBSCRIPTION PRIVILEGE: If you have exercised your Basic Subscription Privilege in full and wish to subscribe for additional Common Shares pursuant to your Oversubscription Privilege

	NUMBER OF COMMON SHARES		SUBSCRIPTION PRICE		PAYMENT
Oversubscription Privilege		x	$ 0.24	=	$

(c)	TOTAL AMOUNT OF PAYMENT ENCLOSED $______________

The undersigned acknowledges receipt of the applicable Rights Offering Document(s), dated November 12, 2021, in connection with the Rights Offering and agrees to its terms.

Signature(s) of Subscriber(s)

IMPORTANT: THE SIGNATURE(S) MUST CORRESPOND IN EVERY PARTICULAR, WITHOUT ALTERATION, WITH THE NAME(S) AS PRINTED ON THE FRONT OF THIS SUBSCRIPTION RIGHTS CERTIFICATE.

If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information (please print). See the instructions.

Name(s): ________________________________

Capacity (Full Title):  _______________________

METHOD OF PAYMENT (CHECK ONE):

☐	CASHIER’S OR CERTIFIED CHECK DRAWN ON A U.S. OR CANADIAN BANK

☐	Wire transfer of immediately available funds directly to the account maintained by Broadridge Corporate Issuer Solutions, Inc., as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, Routing number: 123000848, International/Swift code: USBKUS44IMT, Beneficiary Account Name: Broadridge, Account Number: 153910728465, For Further Credit Name: Rare Element Resources, with reference to the Rights holder’s name

☐	U.S. POSTAL MONEY ORDER OR OTHER FORM OF MONEY ORDER ACCEPTABLE TO THE COMPANY

DELIVERY TO DIFFERENT ADDRESS: If you wish for the Common Shares underlying your Rights or a certificate representing unexercised Rights to be delivered to an address different from that shown on the face of this Subscription Rights Certificate, please enter the alternate address below, sign and have your signature guaranteed.

SIGNATURE GUARANTEED:	Signature(s):

IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, or by a Canadian Schedule 1 chartered bank or a major trust company in Canada. FOR INSTRUCTIONS ON THE USE OF THE RARE ELEMENT RESOURCES LTD. SUBSCRIPTION RIGHTS CERTIFICATES, CONSULT BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., THE INFORMATION AGENT, AT (888) 789-8409 (DOMESTIC) or (720) 414-6898 (INTERNATIONAL) OR BY EMAIL (shareholder@broadridge.com).

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